UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Proxy Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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HC CAPITAL TRUST

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

October 27, 2014

To the Shareholders of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, and The Emerging Markets Portfolio (collectively, the “Portfolios”) of HC Capital Trust:

We encourage you to read the attached information statement thoroughly. As the information statement describes, the Board of Trustees of HC Capital Trust has approved new portfolio management agreements with Cadence Capital Management LLC on behalf of the Portfolios on the terms described herein.

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter.

As always, thank you for your trust and confidence.

Sincerely yours,

Robert J. Zion

President

HC Capital Trust

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

The Value Equity Portfolio,

The Institutional Value Equity Portfolio,

The Growth Equity Portfolio,

The Institutional Growth Equity Portfolio,

The Small Capitalization-Mid Capitalization Equity Portfolio,

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio,

The Real Estate Securities Portfolio,

The Commodity Returns Strategy Portfolio,

The International Equity Portfolio,

The Institutional International Equity Portfolio, and

The Emerging Markets Portfolio

(each a “Portfolio” and, collectively, the “Portfolios”)

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Portfolios, each of which is a series of HC Capital Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order (the “Order”) that the Trust and Hirtle Callaghan & Co., LLC, of which the Trust’s investment adviser, HC Capital Solutions (the “Adviser”), is a division, received from the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2012. The Order permits the Adviser, under certain circumstances, to hire or replace independent investment advisory firms (each, a “Specialist Manager”) and to make changes to existing portfolio management agreements with Specialist Managers with the approval of the Board of Trustees (the “Board”) of the Trust without the need for a shareholder meeting. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new Specialist Manager or implementing any material change in a portfolio management agreement.

At an in-person meeting held on June 5, 2014, the Board, including a majority of the members of the Board who are not “interested persons” of the Trust or any investment adviser to the Trust (“Independent Trustees”), considered and approved new portfolio management agreements for each of the Portfolios (“New Agreements”) with Cadence Capital Management LLC (“Cadence”), an existing Specialist Manager to each of the Portfolios. The Trust and Cadence then entered into the New Agreements, which became effective on August 8, 2014.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about October 27, 2014 to the Portfolio’s shareholders of record as of October 1, 2014. This Information Statement describes the New Agreements.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more Specialist Managers. The Adviser serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Board is responsible for the overall supervision and management of the business and affairs of the Trust.

Since August 20, 2013, Cadence has provided day-to-day investment decisions for a portion of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The International Equity Portfolio, and The Institutional International Equity Portfolio (collectively, the “Initial Portfolios”), initially pursuant to the terms of an interim portfolio management agreement between the Trust and Cadence and later pursuant to the terms of final portfolio management agreements between such persons. On September 30, 2013, the Trust entered into portfolio management agreements with Cadence with respect to each of The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, and The Emerging Markets Portfolio (the final portfolio management agreements for all of the Portfolios in effect prior to the Change in Control Transaction (as defined below) are collectively hereinafter referred to as the “Prior Agreements”).

On August 8, 2014, Cadence’s equity holders entered into a transaction which changed its ownership structure (the “Change in Control Transaction”), resulting in an automatic termination of the Prior Agreements. Prior to the closing of the Change in Control Transaction, Cadence was 99% owned by CCM Holding, LLC, which is 51% employee owned, with the remaining 49% owned by Rosemont Investment Partners, LLC (“Rosemont Partners”). In connection with the Change in Control Transaction, Cadence MD LLC and Continuum Capital LLC together purchased Rosemont Partners’ entire 49% holding.

The net result following the Change in Control Transaction is that Cadence MC LLC now owns 67% of Cadence and the remaining 33% is owned by Continuum Capital LLC . Further, Cadence has informed the Board that Continuum Capital LLC is entitled to one of four seats on the Cadence board. Cadence has stated that there is no connection between Rosemont Partners and Continuum Capital LLC and that Continuum Capital LLC’s role will be largely passive, although Cadence hopes that Continuum Capital LLC’s distribution relationships will contribute to Cadence’s future growth.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the change in the equity ownership of 25% or more of an investment adviser (or its parent) may result in a “change of control” of that adviser and constitute an “assignment” of any existing advisory agreements. Accordingly, under the terms of the Prior Agreements and as required by the 1940 Act, the Prior Agreements automatically terminated upon their assignment as of the closing of the Change in Control Transaction.

In anticipation of such automatic termination of the Prior Agreements and in order to ensure continuity in the management of the Portfolios, the Adviser recommended, and the Board has considered and approved, the New Agreements. The New Agreements were executed and became effective on August 8, 2014. The New Agreement for each Portfolio is substantially the same in all respects, including identical fees, to the Prior Agreement for the respective Portfolio. While the Change in Control Transaction constituted a change in the equity ownership of Cadence, the Board has been informed that Cadence does not anticipate changes to the engagement of the individuals who provide portfolio management services to the Portfolios from day-to-day.

Additional information about Cadence is set forth under the heading “Management of the Trust” in this Information Statement.

As indicated above, the Trust and the Adviser’s parent organization have obtained an Order from the SEC, which permits the Trust to enter into portfolio management agreements with Specialist Managers without obtaining shareholder approval under certain circumstances. The Adviser, subject to the review and approval of the Board, selects Specialist Managers for each of the Trust’s investment portfolios, and supervises and monitors the performance of each Specialist Manager. The Trust may rely on said Order, provided that the investment portfolios are managed by the Adviser, and comply with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace Specialist Managers or amend portfolio management agreements without shareholder approval (except in the case of affiliated Specialist Managers) whenever the Adviser and the Board believe such action will benefit the respective Portfolio and its shareholders.

THE NEW CADENCE PORTFOLIO MANAGEMENT AGREEMENTS

The New Agreements with Cadence were approved by the Trust’s Board at an in-person meeting of the Board held on June 5, 2014.

The fees to which Cadence is entitled under each of the New Agreements are the same as the fees to which it was entitled under the Prior Agreements. Under the terms of the New Agreements, Cadence will be paid an annual fee, calculated daily and payable monthly, in arrears. The fees for each of the various Portfolios under the New Agreements are calculated based on an annual percentage of average daily net assets. Cadence’s fees would be paid at one level so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, a higher fee will apply. The allocation of each Portfolio’s assets to Cadence did not change as a result of the termination of the Prior Agreements and the effectiveness of the New Agreements.

	Fee When Aggregate Assets Are Greater Than $2 Billion	Fee When Aggregate Assets Are Less Than $2 Billion
The Value Equity Portfolio:	0.065%	0.075%
The Institutional Value Equity Portfolio:	0.065%	0.075%
The Growth Equity Portfolio:	0.065%	0.075%
The Institutional Growth Equity Portfolio:	0.065%	0.075%
The Small Capitalization-Mid Capitalization Equity Portfolio:	0.065%	0.075%
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio:	0.065%	0.075%
The Real Estate Securities Portfolio:	0.10%	0.11%
The Commodity Returns Strategy Portfolio:	0.10%	0.11%
The International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*
The Institutional International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*
The Emerging Markets Portfolio:	0.13%	0.15%

*	Cadence has been asked to manage two different strategies, under separate Portfolio Management Agreements, in each of the International Equity and Institutional International Equity Portfolios: a developed markets strategy with a fee of 0.10% or 0.11% and an emerging markets strategy with a fee of 0.13% or 0.15% (each based on asset levels as described above).

A copy of the form of New Agreement with Cadence appears attached to this Information Statement as Exhibit A. Information about Cadence is set forth under the heading “Management of the Trust” in this Information Statement.

Factors Considered by the Board

The Board, including a majority of the Independent Trustees, considered and approved the New Agreements with Cadence relating to Portfolios. The Board concluded that approval of the New Agreements was in the best interests of each of the Portfolios and consistent with the expectations of shareholders. In connection with its deliberations and in reaching this conclusion, the Board considered several factors in addition to reviewing information from Cadence about is business and operations. The Board gave substantial weight to the Adviser’s assessment with respect to the structure of the Portfolios as well as Cadence’s capabilities and the benefits of continuing Cadence’s management of assets for each Portfolio without disruption. The Board was also informed with respect to the performance achieved for the Portfolios by Cadence. During the course of the Board’s deliberations, the Independent Trustees were represented by independent counsel.

In summary, the Board concluded that implementation of the New Agreements would be in the best interests of the Trust as well as consistent with the expectations of the shareholders of each of the Portfolios. The Board gave substantial weight to the fact that implementation of the New Agreements would ensure the continued services of the Cadence portfolio management team, that the terms and conditions of the New Agreements are substantially the same as those of the Prior Agreements, and that the rate at which Cadence is compensated under the New Agreement applicable to each Portfolio is the same as the rate at which it had been compensated under the Prior Agreement for each respective Portfolio.

During the course of its deliberations, the Board considered the recommendations made by the Adviser as well as information provided to it by the Adviser and Cadence with respect to the nature and quality of the services expected to be provided by Cadence, including its performance record in managing the Portfolios as well as other investment accounts similar to the Portfolios, its commitment to maintaining a consistent investment strategy, the size and depth of the organization, the experience and professional background of the Cadence portfolio management team and other factors. The Board also considered the specific terms of the New Agreements, including the fees payable to Cadence.

The Board concluded that the services to be provided by Cadence were reasonably likely to benefit the Portfolios. In reaching this conclusion, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Cadence to carry out the investment policies of the Portfolios and to ensure continuity in the Portfolios’ investment strategies. The Board also considered its familiarity with Cadence, derived from the firm’s past service as a Specialist Manager to various Portfolios of the Trust.

The Board also determined that the rate at which Cadence would be compensated for its services under the Agreements was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged to the Portfolios by the other Specialist Managers serving each Portfolio. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which Cadence is to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser and that such fee is the same as the fee to which Cadence was entitled under the Prior Agreements.

Additional Information About the New Agreements with Cadence Relating the Portfolios

The New Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The New Agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the New Agreement by the Trust or by the service provider upon sixty days’ written notice; and its termination in the event of an “assignment” as defined in the 1940 Act. For more information on the fees and expenses of the Portfolios, see the pro-forma fee and expense tables in Appendices A through K.

With respect to duration and termination, each New Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. Each New Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

MANAGEMENT OF THE TRUST

Information about HC Capital Solutions.

Under the terms of two separate discretionary investment advisory agreements with the Trust relating to the Portfolios (the “HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2014, the Adviser received advisory fees from each of the Portfolios in the following amounts:

The Value Equity Portfolio	$319,000
The Institutional Value Equity Portfolio	$479,000
The Growth Equity Portfolio	$400,000
The Institutional Growth Equity Portfolio	$646,000
The Small Capitalization-Mid Capitalization Equity Portfolio	$60,000
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio	$89,000
The Real Estate Securities Portfolio	$69,000
The Commodity Returns Strategy Portfolio	$526,000
The International Equity Portfolio	$769,000
The Institutional International Equity Portfolio	$1,388,000
The Emerging Markets Portfolio	$690,000

The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Robert J. Zion, Chief Operating Officer, Secretary and a Principal of Hirtle, Callaghan & Co., LLC, serves on the Trust’s Board and also serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 11, 2014.

Information about Cadence.

Cadence is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of April 30, 2014, Cadence had approximately $5.1 billion in assets under management. Cadence MC LLC owns 67% of Cadence and the remaining 33% is owned by Continuum Capital LLC. Cadence MC LLC is owned by the management of Cadence. Continuum Capital LLC is owned by Douglas C. Grip, its Founder and CEO.

The Trust and Cadence originally entered into portfolio management agreements with respect to each of the Portfolios in 2013. Cadence continues to offer investment management services under the New Agreements.

With respect to fees, under the terms of both the Prior Agreements and the New Agreements, the fees for each of the various Portfolios are calculated based on an annual percentage of average daily net assets. Cadence’s fees are paid at one level so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, a higher fee will apply. The asset allocation to Cadence with respect to the Portfolios was not affected by the termination of the Prior Agreements and the effectiveness of the New Agreements.

	Fee When Aggregate Assets Are Greater Than $2 Billion	Fee When Aggregate Assets Are Less Than $2 Billion
The Value Equity Portfolio:	0.065%	0.075%
The Institutional Value Equity Portfolio:	0.065%	0.075%
The Growth Equity Portfolio:	0.065%	0.075%
The Institutional Growth Equity Portfolio:	0.065%	0.075%
The Small Capitalization-Mid Capitalization Equity Portfolio:	0.065%	0.075%
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio:	0.065%	0.075%
The Real Estate Securities Portfolio:	0.10%	0.11%
The Commodity Returns Strategy Portfolio:	0.10%	0.11%
The International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*
The Institutional International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*
The Emerging Markets Portfolio:	0.13%	0.15%

*	Cadence has been asked to manage two different strategies, under separate New Agreements, in each of the International Equity and Institutional International Equity Portfolios: a developed markets strategy with a fee of 0.10% or 0.11% and an emerging markets strategy with a fee of 0.13% or 0.15% (in each case based on asset levels as described above).

For the fiscal year ended June 30, 2014, Cadence received advisory fees from the Initial Portfolios in the amounts set forth opposite their respective names below.

The Value Equity Portfolio	$167,000
The Institutional Value Equity Portfolio	$244,000
The Growth Equity Portfolio	$0
The Institutional Growth Equity Portfolio	$0
The Small Capitalization-Mid Capitalization Equity Portfolio	$9,000
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio	$0
The Real Estate Securities Portfolio	$0
The Commodity Returns Strategy Portfolio	$0
The International Equity Portfolio	$0
The Institutional International Equity Portfolio	$0
The Emerging Markets Portfolio	$0

The Portfolio Managers for each of the Portfolios under the New Agreements are the same as under the Prior Agreements, namely J. Paul Dokas, CFA and Robert Ginsburg, CFA.

J. Paul Dokas, CFA joined Cadence in August 2013 as Senior Portfolio Manager. Prior to joining Cadence, he was Director—Investments at Hirtle Callaghan & Co., LLC from November 2007 to May 2013. Mr. Dokas holds a Bachelors of Business Administration from Loyola College, an MBA from the University of Maryland and added the Chartered Financial Analyst (CFA) designation in 1987.

Robert E. Ginsberg, CFA is a Portfolio Manager at Cadence, a position he has held since August 2011. Previously, Mr. Ginsberg served as a Senior Analyst at INVESCO from September 2008 to July 2011. He was also a Managing Director and Portfolio Manager at Putnam Investment from August 2004 to January 2008. Mr. Ginsberg holds a BS in Economics and an MBA, both from The Wharton School. He earned his Chartered Financial Analyst (CFA) designation in 2000.

The business address of Cadence and the individuals listed in the chart immediately following this paragraph is 265 Franklin Street, 11th Floor, Boston, MA 02110. The name and principal occupation of the principal executive officer and each director of Cadence is as follows:

Name	Principal Occupation
William B. Bannick, CFA	Portfolio Management
Robert L. Fitzpatrick, CFA	Portfolio Management
Bart J. O’Connor	Head Trader
Michael J. Skillman	CEO, Portfolio Management

Cadence does not manage any other registered investment companies using the same or similar strategies as will be used in the Portfolios.

Information about the Other Specialist Managers.

The Value Equity Portfolio. The Value Equity Portfolio is currently managed by five (5) Specialist Managers: AllianceBernstein L.P. (“AllianceBernstein”); Institutional Capital, LLC (“ICAP”); Mellon Capital Management Corporation (“Mellon Capital”); Parametric Portfolio Associates, LLC (“Parametric”); and Cadence. AllianceBernstein’s principal offices are located at 1345 Avenue of the Americas, New York, NY, 10105. ICAP’s principal offices are located at 225 West Wacker, Chicago, IL 60606. Mellon Capital’s principal offices are located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Parametric’s principal offices are located at 1918 Eighth Ave, Seattle, WA 98101.

The Institutional Value Equity Portfolio. The Institutional Value Equity Portfolio is currently managed by six (6) Specialist Managers: AllianceBernstein; ICAP; Pacific Investment Management Company LLC (“PIMCO”); Mellon Capital; Parametric; and Cadence. PIMCO’s principal offices are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

The Growth Equity Portfolio. The Growth Equity Portfolio is currently managed by five (5) Specialist Managers: Sustainable Growth Advisers, LP (“SGA”); Jennison Associates LLC (“Jennison”); Mellon Capital; Parametric; and Cadence. SGA’s principal offices are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017.

The Institutional Growth Equity Portfolio. The Institutional Growth Equity Portfolio is currently managed by six (6) Specialist Managers: SGA; PIMCO; Jennison; Cadence; Parametric; and Mellon Capital.

The Small Capitalization-Mid Capitalization Equity Portfolio. The Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by six (6) Specialist Managers: Cupps Capital Management, LLC (“Cupps”); Frontier Capital Management Company, LLC (“Frontier”); IronBridge Capital Management LP (“IronBridge”); Pzena Investment Management, LLC (“Pzena”); Cadence; and Mellon Capital. Cupps’ principal offices are located at 300 North LaSalle Boulevard, Suite 5425, Chicago, Illinois 60654. Frontier’s principal offices are located at 99 Summer Street, Boston, MA 02110. IronBridge’s principal offices are located at One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181. Pzena’s principal offices are located at 120 West 45th Street, 20th Floor, New York, NY 10036.

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio. The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by six (6) Specialist Managers: Cupps; Frontier; IronBridge; Pzena; Cadence; and Mellon Capital.

The Real Estate Securities Portfolio. The Real Estate Securities Portfolio is currently managed by three (3) Specialist Managers: Wellington Management Company, LLP (“Wellington”); Cadence; and Mellon Capital. Wellington’s principal offices are located at 280 Congress Street, Boston, MA 02110.

The Commodity Returns Strategy Portfolio. The Commodity Returns Strategy Portfolio is currently managed by four (4) Specialist Managers: Wellington; PIMCO; Cadence; and Mellon Capital.

The International Equity Portfolio. The International Equity Portfolio is currently managed by five (5) Specialist Managers: Artisan Partners Limited Partnership (“Artisan”); Causeway Capital Management, LLC (“Causeway”); Capital Guardian Trust Company (“CapGuardian”); Mellon Capital; and Cadence. Artisan’s principal offices are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. Causeway’s principal offices are located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. CapGuardian’s principal offices are located at 333 South Hope Street, Los Angeles, CA 90071.

The Institutional International Equity Portfolio. The Institutional International Equity Portfolio is currently managed by six (6) Specialist Managers: Artisan; Causeway; CapGuardian; Lazard Asset Management LLC (“Lazard”); Mellon Capital; and Cadence. Lazard’s principal offices are located at 30 Rockefeller Plaza, New York, NY 10112.

The Emerging Markets Portfolio. The Emerging Markets Portfolio is currently managed by four (4) Specialist Managers: The Boston Company Asset Management LLC (“TBCAM”); SSgA FM; Cadence; and Mellon Capital. TBCAM’s principal offices are located at One Boston Place, Boston, MA 02108. SSgA FM’s principal offices are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services. Unified Financial Securities, Inc. (“Unified”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on March 11, 2014. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited and are not primarily intended to result in the sale of Trust shares. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridian St., Suite 300, Indianapolis, IN 46208.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

General Matters Under Delaware Law

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

By Order of the Board of Trustees of HC Capital Trust

Dated: October 27, 2014

APPENDIX A

Pro Forma Fee and Expense Table: The Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Value Equity Portfolio. Each is designed to correspond with the tables relating to The Value Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The Value Equity Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Value Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2014.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Value Equity Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $628 million.

As of June 30, 2014 the Portfolio’s assets were allocated among its various Specialist Managers as follows: 37% to Cadence, 7% to Mellon Capital, 40% to AllianceBernstein, 16% to ICAP and 0% to Parametric. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.26%	0.26%
Other Expenses	0.08%	0.08%
Acquired Fund Fees & Expenses	0.02%	0.02%
Total Portfolio Operating Expenses	0.36%	0.36%

*	The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$37	$37
3 years	$116	$116
5 years	$202	$202
10 years	$456	$456

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Value Equity Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $1 million.

As of June 30, 2014 the Portfolio’s assets were allocated among its various Specialist Managers as follows: 37% to Cadence, 7% to Mellon Capital, 40% to AllianceBernstein, 16% to ICAP and 0% to Parametric. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.26%	0.26%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Acquired Fund Fees & Expenses	0.02%	0.02%
Total Portfolio Operating Expenses	0.61%	0.61%

*	The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$62	$62
3 years	$195	$195
5 years	$340	$340
10 years	$762	$762

APPENDIX B

Pro Forma Fee and Expense Table: The Institutional Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Value Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Value Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The Institutional Value Equity Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Value Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2014.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Institutional Value Equity Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $1 billion.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 36% to Cadence, 8% to Mellon Capital, 42% to AllianceBernstein, 14% to ICAP, 0% to Parametric and 0% to PIMCO. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Value Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.26%	0.26%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.33%	0.33%

*	The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Value Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$34	$34
3 years	$106	$106
5 years	$185	$185
10 years	$418	$418

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Institutional Value Equity Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $1 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 36% to Cadence, 8% to Mellon Capital, 42% to AllianceBernstein, 14% to ICAP, 0% to Parametric and 0% to PIMCO. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Value Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.26%	0.26%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.58%	0.58%

*	The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Value Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$59	$59
3 years	$186	$186
5 years	$324	$324
10 years	$726	$726

APPENDIX C

Pro Forma Fee and Expense Table: The Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Growth Equity Portfolio. Each is designed to correspond with the tables relating to The Growth Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The Growth Equity Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Growth Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2014.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $840 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 43% to Mellon Capital, 21% to SGA, 0% to Parametric and 36% to Jennison. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Growth Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.24%	0.24%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.31%	0.31%

*	The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$32	$32
3 years	$100	$100
5 years	$174	$174
10 years	$393	$393

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $2 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 43% to Mellon Capital, 21% to SGA, 0% to Parametric and 36% to Jennison. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Growth Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.24%	0.24%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.56%	0.56%

*	The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$57	$57
3 years	$179	$179
5 years	$313	$313
10 years	$701	$701

APPENDIX D

Pro Forma Fee and Expense Table: The Institutional Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Growth Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Growth Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The Institutional Growth Equity Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Growth Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2014.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Institutional Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $1.4 billion.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 42% to Mellon Capital, 36% to Jennison, 12% to PIMCO, 0% to Parametric and 10% to SGA. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Growth Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.23%	0.23%
Other Expenses	0.06%	0.06%
Acquired Fund Fees & Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.30%	0.30%

*	The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$31	$31
3 years	$97	$97
5 years	$169	$169
10 years	$381	$381

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Institutional Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $2 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 42% to Mellon Capital, 36% to Jennison, 12% to PIMCO, 0% to Parametric and 10% to SGA. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Growth Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees & Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.55%	0.55%

*	The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$56	$56
3 years	$176	$176
5 years	$307	$307
10 years	$689	$689

APPENDIX E

Pro Forma Fee and Expense Table: The Small Capitalization-Mid Capitalization Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Small Capitalization-Mid Capitalization Equity Portfolio. Each is designed to correspond with the tables relating to The Small Capitalization-Mid Capitalization Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The Small Capitalization-Mid Capitalization Equity Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Small Capitalization-Mid Capitalization Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2014.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Small Capitalization-Mid Capitalization Equity Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $114 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 23% to Mellon Capital, 28% to Frontier, 16% to Pzena, 28% to IronBridge, 5% to Ariel and 0% to Cupps. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.67%	0.67%
Other Expenses	0.08%	0.08%
Acquired Fund Fees & Expenses	0.02%	0.02%
Total Portfolio Operating Expenses	0.77%	0.77%

*	The figure shown includes all management fees paid by The Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$79	$79
3 years	$246	$246
5 years	$428	$428
10 years	$954	$954

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Small Capitalization-Mid Capitalization Equity Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $207,000.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 23% to Mellon Capital, 28% to Frontier, 16% to Pzena, 28% to IronBridge, 5% to Ariel and 0% to Cupps. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Acquired Fund Fees & Expenses	0.02%	0.02%
Total Portfolio Operating Expenses	1.02%	1.02%

*	The figure shown includes all management fees paid by The Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$104	$104
3 years	$325	$325
5 years	$563	$563
10 years	$1,248	$1,248

APPENDIX F

Pro Forma Fee and Expense Table: The Institutional Small Capitalization-Mid Capitalization Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Small Capitalization-Mid Capitalization Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2014.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $182 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 16% to Mellon Capital, 29% to Frontier, 13% to Pzena, 33% to IronBridge, 0% to Ariel and 9% to Cupps. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.71%	0.71%
Other Expenses	0.07%	0.07%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.81%	0.81%

*	The figure shown includes all management fees paid by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$83	$83
3 years	$259	$259
5 years	$450	$450
10 years	$1,002	$1,002

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $239,000.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 16% to Mellon Capital, 29% to Frontier, 13% to Pzena, 33% to IronBridge, 0% to Ariel and 9% to Cupps. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	1.06%	1.06%

*	The figure shown includes all management fees paid by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$108	$108
3 years	$337	$337
5 years	$585	$585
10 years	$1,294	$1,294

APPENDIX G

Pro Forma Fee and Expense Table: The Real Estate Securities Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Real Estate Securities Portfolio. Each is designed to correspond with the tables relating to The Real Estate Securities Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The Real Estate Securities Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Real Estate Securities Portfolio during such Portfolio’s fiscal year ended June 30, 2014

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Real Estate Securities Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $172 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 100% to Wellington, 0% to Cadence, and 0% to Mellon Capital. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Real Estate Securities Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.72%	0.72%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.80%	0.80%

*	The figure shown includes all management fees paid by The Real Estate Securities Portfolio, including 0.05% which is paid to the Adviser. The Real Estate Securities Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Real Estate Securities Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Real Estate Securities Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Real Estate Securities Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Real Estate Securities Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$82	$82
3 years	$255	$255
5 years	$444	$444
10 years	$990	$990

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

As of June 30, 2014, The Real Estate Securities Portfolio’s HC Advisors Shares had no assets.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 100% to Wellington, 0% to Cadence, and 0% to Mellon Capital. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Real Estate Securities Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.72%	0.72%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	1.05%	1.05%

*	The figure shown includes all management fees paid by The Real Estate Securities Portfolio, including 0.05% which is paid to the Adviser. The Real Estate Securities Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Real Estate Securities Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Real Estate Securities Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Real Estate Securities Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Real Estate Securities Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$107	$107
3 years	$334	$334
5 years	$579	$579
10 years	$1,283	$1,283

APPENDIX H

Pro Forma Fee and Expense Table: The Commodity Returns Strategy Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Commodity Returns Strategy Portfolio. Each is designed to correspond with the tables relating to The Commodity Returns Strategy Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The Commodity Returns Strategy Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Commodity Returns Strategy Portfolio during such Portfolio’s fiscal year ended June 30, 2014.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Commodity Returns Strategy Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $1.2 billion.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 25% to Mellon Capital, 26% to Wellington (Global Natural Resources Strategy), 25% to Wellington (Commodities Futures Strategy), and 24% to PIMCO. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Commodity Returns Strategy Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.60%	0.60%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.68%	0.68%

*	The figure shown includes all management fees paid by The Commodity Returns Strategy Portfolio, including 0.05% which is paid to the Adviser. The Commodity Returns Strategy Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Commodity Returns Strategy Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Commodity Returns Strategy Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Commodity Returns Strategy Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Commodity Returns Strategy Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$69	$69
3 years	$218	$218
5 years	$379	$379
10 years	$847	$847

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Commodity Returns Strategy Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $1.6 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 25% to Mellon Capital, 26% to Wellington (Global Natural Resources Strategy), 25% to Wellington (Commodities Futures Strategy), and 24% to PIMCO. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Commodity Returns Strategy Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.93%	0.93%

*	The figure shown includes all management fees paid by The Commodity Returns Strategy Portfolio, including 0.05% which is paid to the Adviser. The Commodity Returns Strategy Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Commodity Returns Strategy Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Commodity Returns Strategy Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Commodity Returns Strategy Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Commodity Returns Strategy Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$95	$95
3 years	$296	$296
5 years	$515	$515
10 years	$1,143	$1,143

APPENDIX I

Pro Forma Fee and Expense Table: The International Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The International Equity Portfolio. Each is designed to correspond with the tables relating to The International Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The International Equity Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The International Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2014.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The International Equity Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $1.6 billion.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 53% to Cadence, 12% to Mellon Capital, 11% to Artisan, 14% to CapGuardian and 10% to Causeway. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The International Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.28%	0.28%
Other Expenses	0.10%	0.10%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.41%	0.41%

*	The figure shown includes all management fees paid by The International Equity Portfolio, including 0.05% which is paid to the Adviser. The International Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$42	$42
3 years	$132	$132
5 years	$230	$230
10 years	$518	$518

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The International Equity Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $3 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 53% to Cadence, 12% to Mellon Capital, 11% to Artisan, 14% to CapGuardian and 10% to Causeway. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The International Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.28%	0.28%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.10%	0.10%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.66%	0.66%

*	The figure shown includes all management fees paid by The International Equity Portfolio, including 0.05% which is paid to the Adviser. The International Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The International Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$67	$67
3 years	$211	$211
5 years	$368	$368
10 years	$822	$822

APPENDIX J

Pro Forma Fee and Expense Table: The Institutional International Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional International Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional International Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The Institutional International Equity Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional International Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2014.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Institutional International Equity Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $3 billion.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 53% to Cadence, 12% to Mellon Capital, 8% to Artisan, 9% to CapGuardian, 8% to Causeway and 10% to Lazard. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional International Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.28%	0.28%
Other Expenses	0.08%	0.08%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.39%	0.39%

*	The figure shown includes all management fees paid by The Institutional International Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional International Equity Portfolio is currently managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$40	$40
3 years	$125	$125
5 years	$219	$219
10 years	$493	$493

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Institutional International Equity Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $3.6 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 53% to Cadence, 12% to Mellon Capital, 8% to Artisan, 9% to CapGuardian, 8% to Causeway and 10% to Lazard. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional International Equity Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.28%	0.28%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.64%	0.64%

*	The figure shown includes all management fees paid by The Institutional International Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional International Equity Portfolio is currently managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$65	$65
3 years	$205	$205
5 years	$357	$357
10 years	$798	$798

APPENDIX K

Pro Forma Fee and Expense Table: The Emerging Markets Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Emerging Markets Portfolio. Each is designed to correspond with the tables relating to The Emerging Markets Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Cadence will be compensated under the New Agreement is the same as the fee that was payable under the Prior Agreement. Accordingly, the overall level of advisory fees payable by The Emerging Markets Portfolio is not initially expected to change relative to advisory fees incurred during such Portfolio’s fiscal year ended June 30, 2014.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Emerging Markets Portfolio during such Portfolio’s fiscal year ended June 30, 2014.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Emerging Markets Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $1.8 billion.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 48% to Mellon Capital, and 52% to TBCAM. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Emerging Markets Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.41%	0.41%
Other Expenses	0.19%	0.19%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.63%	0.63%

*	The figure shown includes all management fees paid by The Emerging Markets Portfolio, including 0.05% which is paid to the Adviser. The Emerging Markets Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Emerging Markets Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Emerging Markets Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$64	$64
3 years	$202	$202
5 years	$351	$351
10 years	$786	$786

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2014

The net assets of The Emerging Markets Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $2.8 million.

As of June 30, 2014, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 48% to Mellon Capital, and 52% to TBCAM. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Emerging Markets Portfolio could change.

	Fees Under Prior Agreement as of 6/30/2014	Fees Under New Agreement as of 6/30/2014
Management Fees*	0.41%	0.41%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.88%	0.88%

*	The figure shown includes all management fees paid by The Emerging Markets Portfolio, including 0.05% which is paid to the Adviser. The Emerging Markets Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Emerging Markets Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Emerging Markets Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses under Prior Agreement as of 6/30/2014	Expenses that would have been incurred during the FYE 6/30/2014 if the New Agreement had been in effect during such period
1 year	$90	$90
3 years	$281	$281
5 years	$488	$488
10 years	$1,084	$1,084

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT

For The [            ] Portfolio

AGREEMENT made this             day of             , 2014, between Cadence Capital Management LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”), which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The [            ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Prospectus and Statement of Additional Information (“Registration Statement”) of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co., LLC), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business or comply with its internal recordkeeping policies;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”);

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall eek best execution with respect to securities transactions on behalf of the Account. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of [            ]% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of [            ]%.

For purposes of this Section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns

Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Portfolio Manager; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Portfolio Manager provides portfolio management services using the strategies employed in the Trust Portfolios.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above and provided that the parties will seek to mutually agree as to the manner in which expenses associated with the provision of such assistance shall be satisfied.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that

Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator, investment adviser or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Cadence Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Cadence Capital Management LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Cadence Marks”), are valuable property of the Portfolio Manager and that the use of the Cadence Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.	Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require and that is within the control of the Portfolio Manager in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Mr. Robert J. Zion, Vice President & Treasurer

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

If to Portfolio Manager:

Cadence Capital Management LLC

265 Franklin Street, 11th Floor

Boston, MA 02110

Attention:

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Cadence Capital Management LLC

By:

ATTEST:	The HC Capital Trust (on behalf of The [ ] Portfolio)

By: